UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 19, 2017

Alpha Investment Inc.
(Exact name of registrant as specified in charter)

Delaware	333-198772	90-0998139
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 East Campus View Blvd., Ste. 200, Columbus, Ohio	43235
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (305) 704-3294

Gogo Baby, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Company under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this Current Report on Form 8-K and unless otherwise indicated, the terms “the Company,” “Alpha,” “we,” “us” and “our” refer to Alpha Investment, Inc. f/k/a Gogo Baby, Inc.

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Years.

On March 30, 2017, we filed a Certificate of Amendment to our Certificate of Incorporation with the Delaware Secretary of State changing our name from “Gogo Baby, Inc.” to “Alpha Investment Inc.” to better reflect the shift in our business focus to real estate and other commercial lending following the previously reported change in control transaction which was consummated on March 17, 2017.  A copy of the Certificate of Amendment is filed as Exhibit 3.1(a) hereto.  The aforementioned change of name and a related change in the Company’s OTC markets trading symbol from GGBY to ALPC received approval from FINRA effective as of April 19, 2017.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No	Description
3.1	Certificate of Amendment to Amended Certificate of Incorporation of Gogo Baby, Inc. (now known as Alpha Investment Inc.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2017	ALPHA INVESTMENTS INC.

	By:	/s/Todd Buxton
Todd Buxton, Chief Executive Officer

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